Exhibit 10.3

SECURITY AGREEMENT

SECURITY AGREEMENT (this “Agreement”), dated as of December 24, 2019, by and among Bespoke Extracts, Inc., a Nevada corporation (“Company”), and Anthony Ivankovich, an individual (the “Secured Party”).

W I T N E S S E T H:

WHEREAS, pursuant to a Securities Purchase Agreement between the Company and the Secured Party (the “Purchase Agreement”), the Company has agreed to sell and issue to the Secured Party and the Secured Party has agreed to purchase from the Company, an original issue discount convertible debenture (the “Debenture”) and certain other securities (collectively, the “Securities”);

WHEREAS, in accordance with the terms of the Debenture, the Company will be required to repay any outstanding principal amount of the Debenture on the Maturity Date thereof (the “Secured Obligation”);

WHEREAS, in order to induce the Secured Party to purchase the Securities, the Company has agreed to execute and deliver to the Secured Party this Agreement for the benefit of the Secured Party and to grant to it a first priority security interest in certain property of Company to secure the prompt payment, performance and discharge of the Secured Obligation;

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC shall have the respective meanings given such terms in Article 9 of the UCC.

(a) “Collateral” means all of the Company’s right title and interest to the inventory of the Company, including, without limitation, the current inventory of the Company set forth on Schedule A hereto.

(b) “UCC” means the Uniform Commercial Code, as currently in effect in the State of Nevada.

2. Security Interest. Company hereby assigns and grants to Secured Party a first priority security interest and continuing lien in all of Debtor’s right, title and interest in and to the Collateral, regardless of where located, including all insurance claims and other rights to payment related to the foregoing, and products of the foregoing and all accessions to, substitutions and replacements for, each of the foregoing (all of the foregoing described property is referred to herein as the “Collateral”).

3. Representations, Warranties, Covenants and Agreements of the Company. The Company represents and warrants to, and covenants and agrees with, the Secured Party as follows:

(a) Company is the owner of the Collateral, and no other person or entity has any right, title, claim or interest in, against or to the Collateral.

(b) This Agreement (i) has been duly authorized by all necessary corporate action of the Company, (ii) has been duly executed by the Company, and (iii) constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally.

(c) Company’s place of business (or, if Company has more than one place of business, its principal executive office) is located at 323 Sunny Isles Boulevard, Suite 700, Sunny Isles Beach, FL 33160. The Company’s true legal name is as set forth in the preamble to this Agreement. The Company’s jurisdiction of formation is as set forth in the preamble to this Agreement. Company does not do business under any trade name or fictitious business name. Company will notify Secured Party, in writing, within at least thirty (30) days of any change in its place of business or jurisdiction of formation or the adoption or change of its legal name, any trade name or fictitious business name, and will upon request of Secured Party, execute or authenticate any additional financing statements or other certificates or records necessary to reflect any change in its place of business or jurisdiction of formation or the adoption or change in its legal name, trade names or fictitious business name.

4. Protection of Collateral by Company.

(a) Company will not, without the prior written consent of Secured Party, except in the ordinary course of business, sell, transfer or dispose of any Collateral. Company may encumber the Collateral through junior liens subordinated to the senior lien of the Secured Party in accordance with this Agreement. For purposes of this Agreement, granting license or sublicense rights to the Collateral shall not be deemed a sale, transfer or disposition of such Collateral, unless the agreement of license or sublicense creates in the licensee or sublicensee rights in the Collateral which are superior to those of the Company. Company shall, at its own expense, appear in and defend any and all actions and proceedings which purport to affect title to the Collateral, or any part thereof, or which purport to affect the security interest of Secured Party therein under this Agreement.

(b) Company, in a timely manner, shall execute or otherwise authenticate, or obtain, any document or other record, give any notices, do all other acts, and pay all costs associated with the foregoing, that Secured Party determines is reasonably necessary to protect the Collateral against rights, claims or interests of third parties, or otherwise to preserve the Collateral as security hereunder.

(c) Company shall promptly notify Secured Party of any claim against the Collateral adverse to the interest of Secured Party therein not mentioned herein.

5. Further Acts of Company. Company shall, at the request of Secured Party, execute or otherwise authenticate and deliver to Secured Party any financing statements, financing statement changes and any and all additional instruments, documents and other records, and Company shall perform all actions, that from time to time Secured Party may reasonably deem necessary or desirable to carry into effect the provisions of this Agreement or to establish or maintain a security interest in the Collateral having the priority provided for herein or otherwise to protect Secured Party’s interest in the Collateral.

4. Rights and Remedies Upon Default.

(a) Upon the occurrence of an Event of Default (as defined in the Debenture), Secured Party at its election, may file appropriate UCC or other financing statements (subject to prior approval of the Company, such approval not to be unreasonably withheld or delayed), or other documents to perfect its security interest in the Collateral, together with any and all continuation, amendments and modification filings related thereto and any other filings or recordings Secured Party deems necessary or appropriate with respect to the Collateral and Secured Party’s interest therein, and declare the entire outstanding balance of the Secured Obligation, immediately due and payable, together with all costs of collection, including reasonable attorneys’ fees, or may exercise upon or enforce its rights in the Collateral, as set forth herein or under applicable law.

(b) If an Event of Default (as defined in the Debenture) occurs, the Holder, at its option: (a) may take any reasonable and lawful action to protect and realize upon its security interest in the Collateral; and (b) in addition to the foregoing, and not in substitution therefor, exercise any one or more of the rights and remedies exercisable by Secured Party under any other provision of this Agreement, or as provided by applicable law (including, without limitation, the UCC). Secured Party shall have no duty to take any action to preserve or collect the Collateral.

5. Applications of Proceeds. The proceeds of any sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Secured Party in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Secured Obligation, and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to the Company any surplus proceeds. If, upon the sale, license or other disposition of the Collateral hereunder, the proceeds thereof are insufficient to pay all amounts to which the Secured Party is legally entitled, the Company will be liable for the deficiency, together with interest thereon, at the rate of 10% per annum (the “Default Rate”), and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, the Company waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Party.

6. Costs and Expenses. The Company agrees to pay all out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party. The Company shall also pay all other claims and charges which in the reasonable opinion of the Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Company will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the enforcement of this Agreement, or (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral.

7. Responsibility for Collateral. The Company assumes all liabilities and responsibility in connection with all Collateral, and the obligations of the Company hereunder or shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

8. Term of Agreement. This Agreement and the Security Interest shall terminate on the date on which the Secured Obligation has been paid in full or otherwise has been discharged, expired, or terminated. Upon such termination, the Secured Party, at the request and at the expense of the Company, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

9. Power of Attorney.

Company appoints Secured Party and any officer thereof as Company’s attorney in fact with full power in Company’s name and behalf to do every act which Company is obligated to do or may be required to do hereunder; however, nothing in this paragraph shall be construed to obligate Secured Party to take any action hereunder nor shall Secured Party be liable to Company for failure to take any action hereunder. This appointment shall be deemed a power coupled with an interest and shall not be terminable as long as the Secured Obligation is outstanding and shall not terminate on the disability or incompetence of Company.

10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and made in accordance with the Debenture.

11. Miscellaneous.

(a) No course of dealing between the Company and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b) All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(d) In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h) This Agreement shall be construed in accordance with the laws of the State of Nevada, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of Nevada in which case such law shall govern. Each of the parties hereto irrevocably submit to the exclusive jurisdiction of any New York State or United States Federal court sitting in Manhattan county over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non conveniens.

(i) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

BESPOKE EXTRACTS, INC.

By:	/s/ Niquana Noel
Name:	Niquana Noel
Title:	Chief Executive Officer

SECURED PARTY:

/s/ Anthony Ivankovich
Anthony Ivankovich

Schedule A

Current Inventory